NEITHER    THIS    SECURITY    NOR    THE    SECURITIES    FOR    WHICH    THIS    SECURITY    IS

EXERCISABLE    HAVE    BEEN    REGISTERED    WITH    THE    SECURITIES    AND    EXCHANGE

COMMISSION  OR  THE  SECURITIES  COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON  AN

EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

“SECURITIES   ACT”),   AND,   ACCORDINGLY,   MAY   NOT   BE   OFFERED   OR   SOLD   EXCEPT

PURSUANT  TO  AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OR

PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,

THE  REGISTRATION  REQUIREMENTS  OF  THE  SECURITIES  ACT  AND  IN  ACCORDANCE  WITH

APPLICABLE  STATE  SECURITIES  LAWS.    THIS  SECURITY  AND  THE  SECURITIES  ISSUABLE

UPON  EXERCISE  OF  THIS  SECURITY  MAY  BE  PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE

MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

PARALLAX HEALTH SCIENCES, INC.

Warrant Shares: 300,000

Issue  Date:  February  27,  2019

THIS  COMMON  STOCK  PURCHASE  WARRANT  (the  “Warrant”)  certifies  that,  for  value received,  EMA  Financial,  LLC,  a  Delaware  limited  liability  company  (the  “Holder”),  is  entitled,  upon  the terms  and  subject  to  the  limitations  on  exercise  and  the  conditions  hereinafter  set  forth,  at  any  time  on  or after the Issue Date (as defined above) and on or prior to the close of business on the fifth (5th) anniversary of the  Issue  Date  (the  “Expiration  Date”)  but  not  thereafter,  to  subscribe  for  and  purchase  from  PARALLAX

HEALTH  SCIENCES,  INC.,  a  Nevada  corporation  (the  “Company”),  up  to  300,000  shares  (the  “Warrant

Shares”)  (whereby  such  number  may  be  adjusted  from  time  to  time  pursuant  to  the  terms  and  conditions  of  this

Warrant)  of  Common  Stock.   The  purchase  price  of  one  share  of  Common  Stock  under  this  Warrant  shall  be

equal  to  the  Exercise  Price,  as  defined  in  Section  2(b),  subject  to  adjustment  herein.   This  Warrant  is  issued

by  the  Company  as  of  the  date  hereof  in  connection  with  that  certain  securities  purchase  agreement  dated

February 27, 2019 by and among the Company and the Holder.

Section 1.

Definitions.   Capitalized  terms  used  and  not  otherwise  defined  herein  shall  have  the meanings  set  forth  in  that  certain  Securities  Purchase  Agreement  (the  “Purchase  Agreement”),  dated  on  or about  the  date  hereof,  among  the  Company  and  the  Holder,  among  others,  pursuant  to  which  this  Warrant  is being issued.

Section 2.

Exercise.

a)

Exercise  of  Warrant.   Exercise  of  the  purchase  rights  represented  by this  Warrant  may be  made,  in  whole  or  in  part,  at  any  time  and  from  time  to  time  on  or  after  the  Issue  Date  and  on  or before the Expiration

b)

Date by delivery to the Company (or such other  office or  agency of the Company as it may designate  by notice  in  writing to  the  registered  Holder  at  the  address  of the  Holder  appearing on the  books  of  the  Company)  of  a  duly  executed  facsimile  copy  of  the  Notice  of  Exercise  Form annexed  hereto  (“Notice  of  Exercise”)  (which  delivery  may  be  made  in  any  manner  set  forth  in  the

Purchase  Agreement,  including  without  limitation  by  email);  and,  within  three  (3)  Trading  Days  of the  date  said  Notice  of  Exercise  is  delivered  to  the  Company,  the  Company  shall  have  received payment of the  aggregate  Exercise Price  of the  shares thereby purchased by wire transfer or  cashier’s check drawn on a United  States  bank, unless payment is being made by cashless exercise as provided

Warrant – PRLX, T1, 2019-02-27

in  Section  2(c)  below.    Notwithstanding  anything  herein  to  the  contrary,  the  Holder  shall  not  be required  to  physically  surrender  this  Warrant  to  the  Company  until  the  Holder  has  purchased  all  of the  Warrant  Shares  available  hereunder  and  the  Warrant  has  been  exercised  in  full,  in  which  case  the

Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of

the  date  the  final  Notice  of  Exercise  is  delivered  to  the  Company.   Partial  exercises  of  this  Warrant

resulting  in  purchases  of  a  portion  of  the  total  number  of  Warrant  Shares  available  hereunder  shall have  the  effect  of  lowering  the  outstanding  number  of  Warrant  Shares  purchasable  hereunder  in  an

amount  equal  to  the  applicable  number  of  Warrant  Shares  purchased.   The  Holder  and  the  Company

shall  maintain  records  showing  the  number  of  Warrant  Shares  purchased  and  the  date  of  such purchases.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that,

by  reason  of  the  provisions  of  this  paragraph,  following  the  purchase  of  a  portion  of  the  Warrant

Shares  hereunder,  the  number  of  Warrant  Shares  available  for  purchase  hereunder  at  any  given  time may be less than the amount stated on the face hereof.

c)

Exercise Price.   The  exercise price per share of the Common Stock under this Warrant shall be $0.15 subject to adjustment hereunder (the “Exercise Price”).

d)

Cashless  Exercise.     In  the  event  that  the  shares  underlying  this  Warrant  are  not registered  for  resale  with  the  Securities  and  Exchange  Commission  under  an  effective  registration statement with a current  prospectus, then this Warrant may also be exercised by means of  a “cashless exercise”  in  which  the  Holder  shall  be  entitled  to  receive  a  certificate  for  the  number  of  Warrant

Shares equal to the quotient obtained by dividing [(A-B) (X)] by (B), where:

(A) =  the Market Price (as defined below);

(B) =  the Exercise Price of this Warrant (as adjusted); and

(X)  =  the  number  of  Warrant  Shares  issuable  upon  exercise  of  this  Warrant  in  accordance with  the  terms  of  this  Warrant  by  means  of  a  cash  exercise  rather  than  a  cashless exercise.

“Market  Price”  shall  mean  the  closing  sale  price  per  share  of  Common  Stock  on  the  principal market where the Common Stock is traded on the Trading Day immediately preceding delivery of the

Notice  of  Exercise  or  the  Closing  Date,  whichever  is  greater.  Notwithstanding  anything  herein  to  the contrary,  on  the  Expiration  Date,  this  Warrant  shall  be  automatically  exercised  via  cashless  exercise pursuant to this Section 2(c).

e)

Holder’s Restrictions.  The Company shall not effect any exercise of this Warrant, and a  Holder  shall  not  have  the  right  to  exercise  any  portion  of  this  Warrant,  pursuant  to  Section  2  or otherwise,  to  the  extent  that  after  giving  effect  to  such  issuance  after  exercise  as  set  forth  on  the applicable Notice of Exercise, the Holder  (together with the Holder’s Affiliates, and any other person or  entity  acting  as  a  group  together  with  the  Holder  or  any  of  the  Holder’s  Affiliates),  would

beneficially own  in  excess  of  the  Beneficial  Ownership  Limitation  (as  defined  below).   For  purposes

of  the  foregoing  sentence,  the  number  of  shares  of  Common  Stock  beneficially owned  by the  Holder and  its  Affiliates  shall  include  the  number  of  shares  of  Common  Stock  issuable  upon  exercise  of  this

Warrant  with  respect  to  which  such  determination  is  being  made,  but  shall  exclude  the  number  of shares  of  Common  Stock  which  would  be  issuable  upon  (A)  exercise  of  the  remaining,  nonexercised portion  of  this  Warrant  beneficially  owned  by  the  Holder  or  any  of  its  Affiliates  and  (B)  exercise  or conversion  of  the  unexercised  or  nonconverted  portion  of  any  other  securities  of  the  Company

(including,  without  limitation,  any  rights  or   securities  convertible  into  or  exercisable  for  Common

Warrant – PRLX, T1, 2019-02-27

Stock  (“Common  Stock  Equivalents”))  subject  to  a  limitation  on  conversion  or  exercise  analogous  to

the  limitation  contained  herein  beneficially  owned  by  the  Holder  or  any  of  its  Affiliates.   Except  as

set  forth  in  the  preceding  sentence,  for  purposes  of  this  Section  2(d),  beneficial  ownership  shall  be calculated  in  accordance  with  Section  13(d)  of  the  Exchange  Act  and  the  rules  and  regulations

promulgated  thereunder.    To  the  extent  that  the  limitation  contained  in  this  Section  2(d)  applies,  the determination  of  whether  this  Warrant  is  exercisable  (in  relation  to  other  securities  owned  by  the

Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole  discretion  of  the  Holder,  and  the  submission  of  a  Notice  of  Exercise  shall  be  deemed  to  be  the

Holder’s  determination  of  whether  this  Warrant  is  exercisable  (in  relation  to  other  securities  owned by  the  Holder  together  with  any  Affiliates)  and  of  which  portion  of  this  Warrant  is  exercisable,  in each  case  subject  to  the  Beneficial  Ownership  Limitation,  and  the  Company shall  have  no  obligation

to verify or confirm the accuracy of such determination.    In addition, a determination as to any group

status  as  contemplated  above  shall  be  determined  in  accordance  with  Section  13(d)  of  the  Exchange

Act  and  the  rules  and  regulations  promulgated  thereunder.    For  purposes  of  this  Section  2(d),  in

determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding  shares  of  Common  Stock  as  reflected  in  (x)  the  Company’s  most  recent  periodic  or annual report, as the case  may be, (y)  a more  recent public announcement  by the Company or (z) any other  notice  by the  Company or  the  Company’s  Transfer  Agent  setting  forth  the  number  of  shares  of

Common  Stock  outstanding.   Upon  the  written  or  oral  request  of  a  Holder,  the  Company shall  within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock

then   outstanding.    In   any   case,   the   number   of   outstanding   shares   of   Common   Stock   shall   be

determined  after  giving  effect  to  the  conversion  or  exercise  of  securities  of  the  Company,  including this  Warrant,  by  the  Holder  or  its  Affiliates  since  the  date  as  of  which  such  number  of  outstanding

shares  of  Common  Stock  was  reported.   The  “Beneficial  Ownership  Limitation” shall  be  4.9%  of  the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of

shares  of  Common  Stock  issuable  upon  exercise  of  this  Warrant.   By written  notice  to  the  Company,

the  Holder  may  at  any  time  and  from  time  to  time  increase  or  decrease  the  Beneficial  Ownership

Limitation  to  any other  percentage  specified  in  such  notice  (or  specify that  the  Beneficial  Ownership

Limitation   shall   no   longer   be   applicable),   provided,   however,   that   (A)   any   such   increase   (or

inapplicability)  shall  not  be  effective  until  the  sixty-first  (61st)  day  after  such  notice  is  delivered  to the  Company,  and  (B)  any  such  increase  or  decrease  shall  apply  only  to  the  Holder  and  not  to  any other  holder  of  Warrants.  The  provisions  of  this  paragraph  shall  be  construed  and  implemented  in  a

manner  otherwise  than   in  strict  conformity  with  the  terms  of  this  Section  2(d)  to  correct  this

paragraph   (or   any   portion   hereof)   which   may   be   defective   or   inconsistent   with   the   intended

Beneficial  Ownership  Limitation  herein  contained  or  to  make  changes  or  supplements  necessary  or desirable  to  properly  give  effect  to  such  limitation.  The  limitations  contained  in  this  paragraph  shall apply to a successor holder of this Warrant.

f)

Mechanics of Exercise.

i.      Delivery  of  Certificates  Upon  Exercise.   Certificates  for  shares  purchased

hereunder  shall  be  transmitted  by  the  transfer  agent  of  the  Company  to  the  Holder  by

crediting   the   account   of   the   Holder’s   prime   broker   with   the   Depository   Trust

Company  through  its  Deposit  Withdrawal  Agent  Commission  (“DWAC”)  system  if the  Company  is  a  participant  in  such  system  and  either  (x)  there  is  an  effective registration statement permitting the resale of the Warrant Shares by the Holder, or (y)

such  shares  may  be  sold  pursuant  to  Rule  144,  and  otherwise  by  physical  delivery  to the  address  specified  by  the  Holder  in  the  Notice  of  Exercise,  within  3  Trading  Days from  the  delivery  to  the  Company  of  the  Notice  of  Exercise  Form,  surrender  of  this

Warrant  (if  required)  and  payment  of  the  aggregate  Exercise  Price  as  set  forth  above

Warrant – PRLX, T1, 2019-02-27

(“Warrant   Share   Delivery   Date”).     This   Warrant   shall   be   deemed   to   have   been

exercised  on  the  date  the  Exercise  Price  is  received  by  the  Company.   The  Warrant

Shares  shall  be  deemed  to  have  been  issued,  and  Holder  or  any  other  person  so designated  to  be  named  therein  shall  be  deemed  to  have  become  a  holder  of  record  of such shares for all purposes, as of the date the Warrant has been exercised  by payment to  the  Company  of  the  Exercise  Price  (or  by  cashless  exercise)  and  all  taxes  required to  be  paid  by  the  Holder,  if  any,  pursuant  to  Section  2(e)(vi)  prior  to  the  issuance  of such  shares,  have  been  paid.  If  the  Company  fails  for  any  reason  to  deliver  to  the

Holder  the  Warrant  Shares  or  certificates  evidencing  the  Warrant  Shares  subject  to  a

Notice  of  Exercise  by  the  Warrant  Share  Delivery  Date  the  Company  shall  pay  to  the

Holder,  in  cash,  as  liquidated  damages  and  not  as  a  penalty,  $1,000.00  per  Trading

Day  (increasing  to  $2,000.00  per  Trading  Day  on  the  fifth  Trading  Day  after  such liquidated  damages  begin  to  accrue)  for  each  Trading  Day  after  such  Warrant  Share

Delivery Date until such shares or certificates are delivered.

ii.      Delivery of  New  Warrants  Upon  Exercise.   If  this  Warrant  shall  have  been

exercised  in  part,  the  Company shall,  at  the  request  of  a  Holder  and  upon  surrender  of

this   Warrant   certificate,   at   the   time   of   delivery   of   the   certificate   or   certificates

representing Warrant Shares, deliver to Holder a  new Warrant evidencing the rights of

Holder  to  purchase  the  unpurchased  Warrant  Shares  called  for  by this  Warrant,  which new Warrant shall in all other respects be identical with this Warrant.

iii.      Rescission  Rights.    If  the  Company  fails  to  cause  its  transfer  agent  to transmit  to  the  Holder  a  certificate  or  certificates  representing  the  Warrant  Shares  (or otherwise  transmit  such  shares  via  DWAC  to  the  Holders  DTC  account)  pursuant  to this  Section  2(e)  by  the  Warrant  Share  Delivery  Date,  then  the  Holder  will  have  the right to rescind such exercise.

iv.      Compensation  for  Buy-In  on  Failure  to  Timely  Deliver  Certificates  Upon

Exercise.   In  addition  to  any  other  rights  available  to  the  Holder,  if  the  Company  fails

to   cause   its   transfer   agent   to   transmit   to   the   Holder   a   certificate   or   certificates

representing  the  Warrant  Shares  (or  otherwise  transmit  such  shares  via  DWAC  to  the

Holders   DTC   account)   pursuant   to   an   exercise   on   or   before   the   Warrant   Share

Delivery Date and if after such date the Holder is required by its broker to purchase (in an  open  market  transaction  or  otherwise)  or  the  Holder’s  brokerage  firm  otherwise purchases,  shares  of  Common  Stock  to  deliver  in  satisfaction  of  a  sale  by  the  Holder of  the  Warrant  Shares  which  the  Holder  anticipated  receiving  upon  such  exercise  (a

“Buy-In”),  then  the  Company shall  (1)  pay in  cash  to  the  Holder  the  amount  by which

(x) the Holder’s total purchase price (including brokerage  commissions, if any)  for the

shares   of   Common   Stock   so   purchased   exceeds   (y)   the   amount   obtained   by

multiplying  (A)  the  number  of  Warrant  Shares  that  the  Company  was  required  to deliver  to  the  Holder  in  connection  with  the  exercise  at  issue  times  (B)  the  price  at which  the  sell  order  giving  rise  to  such  purchase  obligation  was  executed,  and  (2)  at the  option  of  the  Holder,  either  reinstate  the  portion  of  the  Warrant  and  equivalent number  of  Warrant  Shares  for  which  such  exercise  was  not  honored  or  deliver  to  the

Holder  the  number  of  shares  of  Common  Stock  that  would  have  been  issued  had  the

Company  timely  complied  with  its  exercise  and  delivery  obligations  hereunder.   For

example,  if  the  Holder  purchases  Common  Stock  having  a  total  purchase  price  of

$11,000.00  to  cover  a  Buy-In  with  respect  to  an  attempted  exercise  of  shares  of

Common  Stock  with  an aggregate  sale  price  giving rise  to  such  purchase  obligation  of

Warrant – PRLX, T1, 2019-02-27

$10,000.00,  under  clause  (1)  of  the  immediately  preceding  sentence  the  Company shall  be  required  to  pay the  Holder  $1,000.00.  The  Holder  shall  provide  the  Company written  notice  indicating  the  amounts  payable  to  the  Holder  in  respect  of  the  Buy-In

and,  upon  request  of  the  Company,  evidence  of  the  amount  of  such  loss.    Nothing

herein   shall   limit   a   Holder’s   right   to   pursue   any   other   remedies   available   to   it

hereunder,  at  law  or  in  equity  including,  without  limitation,  a  decree  of  specific performance  and/or  injunctive  relief  with  respect  to  the  Company’s  failure  to  timely deliver  the  Warrant  Shares  or  certificates  representing  shares  of  Common  Stock  upon exercise of the Warrant as required pursuant to the terms hereof.

v.      No  Fractional  Shares  or  Scrip.   No  fractional  shares  or  scrip  representing

fractional  shares  shall  be  issued  upon  the  exercise  of  this  Warrant.   As  to  any  fraction

of  a  share  which  Holder  would  otherwise  be  entitled  to  purchase  upon  such  exercise,

the  Company shall  at  its  election,  either  pay a  cash  adjustment  in  respect  of  such  final fraction  in  an  amount  equal  to  such  fraction  multiplied  by the  Exercise  Price  or  round up to the next whole share.

vi.      Charges,  Taxes  and  Expenses.   Issuance  of  certificates  for  Warrant  Shares

shall  be  made  without  charge  to  the  Holder  for  any  issue  or  transfer  tax  or  other incidental  expense  in  respect  of  the  issuance  of  such  certificate,  all  of  which  taxes  and expenses  shall  be  paid  by  the  Company,  and  such  certificates  shall  be  issued  in  the name  of  the  Holder  or  in  such  name  or  names  as  may  be  directed  by  the  Holder;

provided,  however,  that  in  the  event  certificates  for  Warrant  Shares  are  to  be  issued  in a  name  other  than  the  name  of  the  Holder,  this  Warrant  when  surrendered  for  exercise shall  be  accompanied  by  the  Assignment  Form  attached  hereto  duly  executed  by  the

Holder;  and  the  Company  may  require,  as  a  condition  thereto,  the  payment  of  a  sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 3.

Certain Adjustments.

a)

Stock   Dividends   and   Splits.   If   the   Company,   at   any  time   while   this   Warrant   is

outstanding:  (A)  pays  a  stock  dividend  or  otherwise  make  a  distribution  or  distributions  on  shares  of its  Common  Stock  or  any  other  equity  or  equity  equivalent  securities  payable  in  shares  of  Common

Stock  (which,  for  avoidance  of  doubt,  shall  not  include  any  shares  of  Common  Stock  issued  by  the

Company upon  exercise  of  this  Warrant),  (B)  subdivides  outstanding shares  of  Common  Stock  into a larger number of shares,  (C) combines (including by way of reverse stock split) outstanding shares of

Common  Stock  into  a  smaller  number  of  shares,  or  (D)  issues  by  reclassification  of  shares  of  the

Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be  multiplied  by  a  fraction  of  which  the  numerator  shall  be  the  number  of  shares  of  Common  Stock outstanding  immediately  before  such  event  and  of  which  the  denominator  shall  be  the  number  of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price

of  this  Warrant  shall  remain  unchanged.   Any  adjustment  made  pursuant  to  this  Section  3(a)  shall become  effective  immediately  after  the  record  date  for  the  determination  of  stockholders  entitled  to receive  such  dividend  or  distribution  and  shall  become  effective  immediately  after  the  effective  date in the case of a subdivision, combination or re-classification.

b)

Subsequent  Equity  Sales.  Except  for  Dilutive  Issuances  (as  defined  below)  issued  to

Company  employees,  and  members  of  the  Company’s  board  of  directors  if  the  Company  or  any

Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option  to  purchase,  or sell  or  grant  any right  to  reprice,  or  otherwise  dispose  of  or  issue  (or  announce

Warrant – PRLX, T1, 2019-02-27

any offer,  sale,  grant  or  any option  to  purchase  or  other  disposition)  any Common  Stock  or securities entitling any Person  to  acquire  shares  of  Common  Stock  (upon  conversion,  exercise  or  otherwise),  at an  effective  price  per  share  less  than  the  then  Exercise  Price  (such  lower  price,  the  “Base  Share

Price”  and  such  issuances  collectively,  a  “Dilutive  Issuance”)  (if  the  holder  of  the  Common  Stock  or

Common  Stock  Equivalents  so  issued  shall  at  any  time,  whether  by  operation  of  purchase  price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share  which  are  issued in connection with such issuance,  be  entitled  to receive  shares  of  Common  Stock  at  an  effective  price  per  share  which  is  less  than  the  Exercise  Price,

such  issuance  shall  be  deemed  to  have  occurred  for  less  than  the  Exercise  Price  on  such  date  of  the

Dilutive  Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share

Price,   and   the   number   of   Warrant   Shares   issuable   hereunder   shall   be   increased   such   that   the

aggregate  Exercise  Price  payable  hereunder,  after  taking  into  account  the  decrease  in  the  Exercise

Price,  shall  be  equal  to  the  aggregate  Exercise  Price  prior  to  such  adjustment.   Such  adjustment  shall

be  made  whenever  such  Common  Stock  or  Common  Stock  Equivalents  are  issued.   The  Company

shall  notify  the  Holder  in  writing,  no  later  than  the  Trading  Day  following  the  issuance  of  any

Common  Stock  or  Common  Stock  Equivalents  subject  to  this  Section  3(b),  indicating  therein  the applicable  issuance  price,  or  applicable  reset  price,  exchange  price,  conversion  price  and  other

pricing  terms  (such  notice  the  “Dilutive  Issuance  Notice”).   For  purposes  of  clarification,  whether  or

not  the  Company  provides  a   Dilutive   Issuance   Notice  pursuant  to  this  Section  3(b),   upon  the

occurrence  of  any Dilutive  Issuance,  after  the  date  of  such  Dilutive  Issuance  the  Holder  is  entitled  to receive  a  number  of  Warrant  Shares  based  upon  the  Base  Share  Price  regardless  of  whether  the

Holder accurately refers to the Base Share Price in the Notice of Exercise.

c)

Subsequent  Rights  Offerings.    If  the  Company,  at  any  time  while  the  Warrant  is

outstanding,  shall  issue  rights,  options  or  warrants  to  all  holders  of  Common  Stock  (and  not  to

Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than  the  closing price at  the  record  date  mentioned  below,  then  the  Exercise  Price  shall  be  multiplied by  a  fraction,  of  which  the  denominator  shall  be  the  number  of  shares  of  the  Common  Stock outstanding on  the  date  of  issuance  of  such  rights  or  warrants  plus  the  number  of  additional  shares  of

Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number  of  shares  which  the  aggregate  offering  price  of  the  total  number  of  shares  issued  (assuming receipt  by  the  Company  in  full  of  all  consideration  payable  upon  exercise  of  such  rights,  options  or warrants) would purchase at such closing price.  Such adjustment shall be made whenever such rights

or   warrants   are   issued,   and   shall   become   effective   immediately   after   the   record   date   for   the

determination of stockholders entitled to receive such rights, options or warrants.

d)

Pro Rata Distributions.  If the Company, at any time while this Warrant is outstanding,

shall  distribute  to  all  holders  of  Common  Stock  (and  not  to  Holders  of  the  Warrants)  evidences  of  its indebtedness  or  assets  (including  cash  and  cash  dividends)  or  rights  or  warrants  to  subscribe  for  or purchase  any security other  than  the  Common  Stock  (which  shall  be  subject  to  Section  3(b)),  then  in each  such  case  the  Exercise  Price  shall  be  adjusted  by  multiplying  the  Exercise  Price  in  effect immediately  prior  to  the  record  date  fixed  for  determination  of  stockholders  entitled  to  receive  such distribution  by  a  fraction  of  which  the  denominator  shall  be  the  closing  price  determined  as  of  the record  date  mentioned  above,  and  of  which  the  numerator  shall  be  such  closing  price  on  such  record date  less  the  then  per  share  fair  market  value  at  such  record  date  of  the  portion  of  such  assets  or evidence  of  indebtedness  so  distributed  applicable  to  one  outstanding  share  of  the  Common  Stock  as

determined  by the  Board  of  Directors  in  good  faith.   In  either  case  the  adjustments  shall  be  described

in  a  statement  provided  to  the  Holder  of  the  portion  of  assets  or  evidences  of  indebtedness  so

distributed  or  such  subscription  rights  applicable  to  one  share  of  Common  Stock.   Such  adjustment

Warrant – PRLX, T1, 2019-02-27

shall  be  made  whenever  any  such  distribution  is  made  and  shall  become  effective  immediately  after the record date mentioned above.

e)

Fundamental  Transaction.  If,  at  any  time  while  this  Warrant  is  outstanding,  (A)  the

Company  effects  any  merger  or  consolidation  of  the  Company  with  or  into  another  Person,  (B)  the

Company  effects  any  sale  of  all  or  substantially  all  of  its  assets  in  one  or  a  series  of  related transactions,  (C)  any  tender  offer  or  exchange  offer  (whether  by  the  Company  or  another  Person)  is completed  pursuant  to  which  holders  of  Common  Stock  are  permitted  to  tender  or  exchange  their shares  for  other  securities,  cash  or  property,  or  (D)  the  Company  effects  any  reclassification  of  the

Common   Stock   or   any   compulsory   share   exchange   pursuant   to   which   the   Common   Stock   is

effectively  converted  into  or  exchanged  for  other  securities,  cash  or  property  (each  “Fundamental

Transaction”),  then,  upon  any  subsequent  exercise  of  this  Warrant,  the  Holder  shall  have  the  right  to receive,  for  each  Warrant  Share  that  would  have  been  issuable  upon  such  exercise  immediately prior to  the  occurrence  of  such  Fundamental  Transaction,  the  number  of  shares  of  Common  Stock  of  the successor  or  acquiring  corporation  or  of  the  Company,  if  it  is  the  surviving  corporation,  and  any

additional   consideration   (the   “Alternate   Consideration”)   receivable   as   a   result   of   such   merger,

consolidation  or  disposition  of  assets  by  a  holder  of  the  number  of  shares  of  Common  Stock  for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise,

the  determination  of  the  Exercise  Price  shall  be  appropriately  adjusted  to  apply  to  such  Alternate

Consideration  based  on  the  amount  of  Alternate  Consideration  issuable  in  respect  of  one  share  of

Common  Stock  in  such  Fundamental  Transaction,  and  the  Company  shall  apportion  the  Exercise

Price  among  the  Alternate  Consideration  in  a  reasonable  manner  reflecting  the  relative  value  of  any

different  components  of  the  Alternate  Consideration.    If  holders  of  Common  Stock  are  given  any

choice  as  to  the  securities,  cash  or  property  to  be  received  in  a  Fundamental  Transaction,  then  the

Holder shall be  given the  same choice  as to the  Alternate Consideration it receives  upon any exercise

of  this  Warrant  following  such  Fundamental  Transaction.   To  the  extent  necessary  to  effectuate  the

foregoing   provisions,   any   successor   to   the   Company   or   surviving   entity   in   such   Fundamental

Transaction  shall  issue  to  the  Holder  a  new  warrant  consistent  with  the  foregoing  provisions  and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a  Fundamental Transaction is effected  shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(e) and insuring that this  Warrant  (or  any  such  replacement  security)  will  be  similarly  adjusted  upon  any  subsequent transaction analogous to a Fundamental Transaction. Notwithstanding anything to the contrary, in the event  of  a  Fundamental  Transaction  that  is  (1)  an  all  cash  transaction,  (2)  a  “Rule  13e-3  transaction”

as   defined   in   Rule   13e-3   under   the   Securities   Exchange   Act   of   1934,   as   amended,   or   (3)   a

Fundamental  Transaction  involving  a  person  or  entity  not  traded  on  a  national  securities  exchange,

the  Nasdaq  Global  Select  Market,  the  Nasdaq  Global  Market,  or  the  Nasdaq  Capital  Market,  the

Company   or   any   successor   entity   shall   pay   at   the   Holder’s   option,   exercisable   at   any   time

concurrently  with  or  within  30  days  after  the  consummation  of  the  Fundamental  Transaction,  an amount of cash equal to the value of this Warrant as determined in accordance with the Black Scholes

Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of  Common  Stock  equal  to  the  closing  price  of  the  Common  Stock  for  the  Trading  Day immediately

preceding  the  date  of  consummation  of  the  applicable    Fundamental  Transaction,  (ii)  a  risk-free

interest  rate  corresponding  to  the  U.S.  Treasury  rate  for  a  period  equal  to  the  remaining  term  of  this

Warrant  as  of  the  date  of  consummation  of  the  applicable  Fundamental  Transaction  and  (iii)  an expected  volatility  equal  to  the  100  day  volatility  obtained  from  the  “HVT”  function  on  Bloomberg

L.P.  determined  as  of  the  Trading  Day  immediately  following  the  public  announcement  of  the applicable Fundamental Transaction.

Warrant – PRLX, T1, 2019-02-27

f)

Calculations.  All  calculations  under  this  Section  3  shall  be  made  to  the  nearest  two decimal  places  or  the  nearest  1/100th  of  a  share,  as  the  case  may  be.  For  purposes  of  this  Section  3,

the  number  of  shares  of  Common  Stock  deemed  to  be  issued  and  outstanding as  of  a  given  date  shall be  the  sum  of  the  number  of  shares  of  Common  Stock  (excluding  treasury  shares,  if  any)  issued  and outstanding.

g)

Notice to Holder.

i.      Adjustment  to  Exercise  Price.  Whenever  the  Exercise  Price  is  adjusted pursuant  to  any  provision  of  this  Section  3,  the  Company  shall  promptly  mail  to  the

Holder  a  notice  setting forth  the  Exercise  Price  after  such  adjustment  and  setting forth a brief statement of the facts requiring such adjustment.

ii.      Notice  to  Allow  Exercise  by  Holder.  If  (A)  the  Company  shall  declare  a dividend  (or  any  other  distribution  in  whatever  form)  on  the  Common  Stock;  (B)  the

Company shall  declare  a  special  nonrecurring cash  dividend  on  or  a  redemption  of  the

Common  Stock;  (C)  the  Company  shall  authorize  the  granting  to  all  holders  of  the

Common  Stock  rights  or  warrants  to  subscribe  for  or  purchase  any  shares  of  capital stock  of  any  class  or  of  any  rights;  (D)  the  approval  of  any  stockholders  of  the

Company  shall  be  required  in  connection  with  any  reclassification  of  the  Common

Stock,  any  consolidation  or  merger  to  which  the  Company  is  a  party,  any  sale  or transfer  of  all  or  substantially  all  of  the  assets  of  the  Company,  of  any  compulsory share  exchange  whereby  the  Common  Stock  is  converted  into  other  securities,  cash  or property;  (E)  the  Company  shall  authorize  the  voluntary  or  involuntary  dissolution,

liquidation  or  winding  up  of  the  affairs  of  the  Company;  then,  in  each  case,  the

Company  shall  cause  to  be  mailed  to  the  Holder  at  its  last  address  as  it  shall  appear upon  the  Warrant  Register  of  the  Company,  at  least  7  business  days  prior  to  the applicable record or effective date hereinafter specified, a notice stating (x) the date on

which   a   record   is   to   be   taken   for   the   purpose   of   such   dividend,   distribution,

redemption,  rights  or  warrants,  or  if  a  record  is  not  to  be  taken,  the  date  as  of  which

the   holders   of   the   Common   Stock   of   record   to   be   entitled   to   such   dividend,

distributions,  redemption,  rights  or  warrants  are  to  be  determined  or  (y)  the  date  on which  such  reclassification,  consolidation,  merger,  sale,  transfer  or  share  exchange  is expected  to  become  effective  or  close,  and  the  date  as  of  which  it  is  expected  that holders  of  the  Common  Stock  of  record  shall  be  entitled  to  exchange  their  shares  of

the   Common   Stock   for   securities,   cash   or   other   property   deliverable   upon   such

reclassification,  consolidation,  merger,  sale,  transfer  or  share  exchange;  provided  that the  failure  to  mail  such  notice  or  any defect  therein  or  in  the  mailing  thereof  shall  not

affect  the  validity of  the  corporate  action  required  to  be  specified  in  such  notice.   The

Holder  is  entitled  to  exercise  this  Warrant  during  the  period  commencing  on  the  date of such notice to the effective date of the event triggering such notice.

Section 4.

Transfer of Warrant.

a)

Transferability.    Subject  to  compliance  with  any  applicable  securities  laws  and  the conditions  set  forth  in  Section  4(d)  hereof  and  to  the  provisions  of  Section  4.1  of  the  Purchase

Agreement,  this  Warrant  and  all  rights  hereunder  (including,  without  limitation,  any  registration rights)  are  transferable,  in  whole  or  in  part,  upon  surrender  of  this  Warrant  at  the  principal  office  of the Company or its designated agent, together with a written assignment of  this Warrant substantially in  the  form  attached  hereto  duly  executed  by  the  Holder  or  its  agent  or  attorney  and  funds  sufficient

to  pay  any  transfer  taxes  payable  upon  the  making  of  such  transfer.    Upon  such  surrender  and,  if

Warrant – PRLX, T1, 2019-02-27

required,  such  payment,  the  Company  shall  execute  and  deliver  a  new  Warrant  or  Warrants  in  the name  of  the  assignee  or  assignees  and  in  the  denomination  or  denominations  specified  in  such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this

Warrant  not  so  assigned,  and  this  Warrant  shall  promptly  be  cancelled.    A  Warrant,  if  properly

assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new

Warrant issued.

b)

New  Warrants.  This  Warrant  may  be  divided  or  combined  with  other  Warrants  upon presentation  hereof  at  the  aforesaid  office  of  the  Company,  together  with  a  written  notice  specifying the  names  and  denominations  in  which  new  Warrants  are  to  be  issued,  signed  by  the  Holder  or  its

agent or attorney.   Subject to compliance with Section 4(a), as to any transfer which may be involved in  such  division  or  combination,  the  Company  shall  execute  and  deliver  a  new  Warrant  or  Warrants in  exchange  for  the  Warrant  or  Warrants  to  be  divided  or  combined  in  accordance  with  such  notice.

All  Warrants  issued  on  transfers  or  exchanges  shall  be  dated  the  original  Issue  Date  and  shall  be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)

Warrant   Register.   The   Company  shall   register   this   Warrant,   upon   records   to   be

maintained  by  the  Company  for  that  purpose  (the  “Warrant  Register”),  in  the  name  of  the  record

Holder  hereof  from  time  to  time.   The  Company  may  deem  and  treat  the  registered  Holder  of  this

Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the

Holder, and for all other purposes, absent actual notice to the contrary.

d)

Transfer  Restrictions.  If,  at  the  time  of  the  surrender  of  this  Warrant  in  connection with  any  transfer  of  this  Warrant,  the  transfer  of  this  Warrant  shall  not  be  registered  pursuant  to  an effective  registration  statement  under  the  Securities  Act  and  under  applicable  state  securities  or  blue sky  laws  or  eligible  for  resale  under  Rule  144,  the  Company may  require,  as  a  condition  of  allowing such  transfer,  that  the  Holder  or  transferee  of  this  Warrant,  as  the  case  may  be,  comply  with  the provisions of Section 5.7 of the Purchase Agreement.

Section 5.

Miscellaneous.

a)

No  Rights  as  Shareholder  Until  Exercise.   This  Warrant  does  not  entitle  the  Holder  to

any  voting  rights  or  other  rights  as  a  shareholder  of  the  Company  prior  to  the  exercise  hereof  as  set forth in Section 2(e)(i).

b)

Loss,  Theft,  Destruction  or  Mutilation  of  Warrant.  The  Company  covenants  that  upon receipt  by  the  Company  of  evidence  reasonably  satisfactory  to  it  of  the  loss,  theft,  destruction  or mutilation  of  this  Warrant  or  any stock  certificate  relating  to  the  Warrant  Shares,  and  in  case  of  loss,

theft  or  destruction,  of  indemnity  or  security  reasonably  satisfactory  to  it  (which,  in  the  case  of  the

Warrant,  shall  not  include  the  posting  of  any  bond),  and  upon  surrender  and  cancellation  of  such

Warrant or stock certificate, if mutilated, the Company will make  and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays,  Sundays,  Holidays,  etc.   If  the  last  or  appointed  day  for  the  taking  of  any action or the expiration of any right required or  granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d)

Authorized Shares.

The  Company  covenants  that  during  the  from  the  Issue  Date  herein  it  will reserve  from  its  authorized  and  unissued  Common  Stock,  the  number  of  shares  of  Common

Warrant – PRLX, T1, 2019-02-27

Stock  equal  to  700%  of  the  total  shares  of  Common  Stock  issuable  upon  the  full  exercise  of

this  Warrant  (without  regard  to  the  beneficial  ownership  limitations  contained  herein).   The

Company  further  covenants  that  its  issuance  of  this  Warrant  shall  constitute  full  authority  to its  officers  who  are  charged  with  the  duty of  executing  stock  certificates  to  execute  and  issue the  necessary  certificates  for  the  Warrant  Shares  upon  the  exercise  of  the  purchase  rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure  that  such  Warrant  Shares  may  be  issued  as  provided  herein  without  violation  of  any applicable  law  or  regulation,  or  of  any  requirements  of  the  trading  market  upon  which  the

Common  Stock  may  be  listed.   The  Company  covenants  that  all  Warrant  Shares  which  may be  issued  upon  the  exercise  of  the  purchase  rights  represented  by  this  Warrant  will,  upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued,

fully  paid   and   nonassessable   and   free   from   all   taxes,   liens   and   charges   created   by  the

Company  in  respect  of  the  issue  thereof  (other  than  taxes  in  respect  of  any  transfer  occurring contemporaneously with such issue).

Except  and  to  the  extent  as  waived  or  consented  to  by  the  Holder,  the  Company  shall not  by  any  action,  including,  without  limitation,  amending  its  certificate  of  incorporation  or through  any reorganization, transfer of  assets,  consolidation, merger, dissolution, issue or sale

of   securities   or   any   other   voluntary   action,   avoid   or   seek   to   avoid   the   observance   or

performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying  out  of  all  such  terms  and  in  the  taking  of  all  such  actions  as  may  be  necessary  or appropriate  to  protect  the  rights  of  Holder  as  set  forth  in  this  Warrant  against  impairment.

Without  limiting  the  generality  of  the  foregoing,  the  Company  will  (a)  not  increase  the  par

value   of   any   Warrant   Shares   above   the   amount   payable   therefor   upon   such   exercise

immediately  prior  to  such  increase  in  par  value,  (b)  take  all  such  action  as  may  be  necessary or  appropriate  in  order  that  the  Company  may  validly  and  legally  issue  fully  paid  and nonassessable  Warrant  Shares  upon  the  exercise  of  this  Warrant,  and  (c)  use  commercially reasonable  efforts  to  obtain  all  such  authorizations,  exemptions  or  consents  from  any  public regulatory  body  having  jurisdiction  thereof  as  may  be  necessary  to  enable  the  Company  to perform its obligations under this Warrant.

e)

Jurisdiction.  All   questions   concerning  the   construction,   validity,   enforcement   and

interpretation  of  this  Warrant  shall  be  determined  in  accordance  with  the  provisions  of  the  Purchase

Agreement.

f)

Restrictions.    The  Holder  acknowledges  that  the  Warrant  Shares  acquired  upon  the exercise  of  this  Warrant,  if  not  registered,  will  have  restrictions  upon  resale  imposed  by  state  and federal securities laws.

g)

Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right  hereunder  on  the  part  of  Holder  shall  operate  as  a  waiver  of  such  right  or  otherwise  prejudice

Holder’s  rights,  powers  or  remedies,  notwithstanding  the  fact  that  all  rights  hereunder  terminate  on

the  Expiration  Date.   If  the  Company  willfully  and  knowingly  fails  to  comply  with  any  provision  of this  Warrant,  which  results  in  any material  damages  to  the  Holder,  the  Company  shall  pay  to  Holder such  amounts  as  shall  be  sufficient  to  cover  any  costs  and  expenses  including,  but  not  limited  to,

reasonable  attorneys’  fees,  including  those  of  appellate  proceedings,  incurred  by Holder  in  collecting any  amounts  due  pursuant  hereto  or  in  otherwise  enforcing  any  of  its  rights,  powers  or  remedies hereunder.

Warrant – PRLX, T1, 2019-02-27

h)

Notices.   Any  notice,  request  or  other  document  required  or  permitted  to  be  given  or delivered  to  the  Holder  by  the  Company  shall  be  delivered  in  accordance  with  the  notice  provisions of the Purchase Agreement.

i)

Limitation  of  Liability.   No  provision  hereof,  in  the  absence  of  any  affirmative  action by  Holder  to  exercise  this  Warrant  to  purchase  Warrant  Shares,  and  no  enumeration  herein  of  the rights  or  privileges  of  Holder,  shall  give  rise  to  any  liability  of  Holder  for  the  purchase  price  of  any

Common  Stock  or  as  a  stockholder  of  the  Company,  whether  such  liability  is  asserted  by  the

Company or by creditors of the Company.

j)

Remedies.   Holder,  in  addition  to  being  entitled  to  exercise  all  rights  granted  by  law,

including  recovery  of  damages,  will  be  entitled  to  specific  performance  of  its  rights  under  this

Warrant.   The  Company  agrees  that  monetary damages  would  not  be  adequate  compensation  for  any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and  not  to  assert  the  defense  in  any  action  for  specific  performance  that  a  remedy  at  law  would  be adequate.

k)

Successors  and  Assigns.   Subject  to  applicable  securities  laws,  this  Warrant  and  the rights  and  obligations  evidenced  hereby  shall  inure  to  the  benefit  of  and  be  binding  upon  the

successors  of  the  Company  and  the  successors  and  permitted  assigns  of  Holder.   The  provisions  of

this  Warrant  are  intended  to  be  for  the  benefit  of  all  Holders  from  time  to  time  of  this  Warrant  and shall be enforceable by the Holder or holder of Warrant Shares.

l)

Amendment.    This  Warrant  may  be  modified  or  amended  or  the  provisions  hereof waived with the written consent of the Company and the Holder.

m)

Severability.   Wherever possible, each provision of this Warrant shall be interpreted in such  manner  as  to  be  effective  and  valid  under  applicable  law,  but  if  any  provision  of  this  Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent

of  such  prohibition  or   invalidity,   without  invalidating  the   remainder  of  such  provisions  or  the

remaining provisions of this Warrant.

n)

Headings.    The  headings  used  in  this  Warrant  are  for  the  convenience  of  reference only and shall not, for any purpose, be deemed a part of this Warrant.

o)

Signatures.   Any  signature  transmitted  by  facsimile,  e-mail,  or  other  electronic  means shall be deemed to be an original signature.

IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Warrant  to  be  executed  by  its  officer  thereunto duly authorized as of the date first above indicated.

PARALLAX HEALTH SCIENCES, INC.

By:__________________________________________

Name:  Paul R. Arena

Title: CEO

Warrant – PRLX, T1, 2019-02-27

NOTICE OF EXERCISE

TO: PARALLAX HEALTH SCIENCES, INC.

RE:      Warrant  originally  issued  on  or  about  February  27,  2019  to  EMA  Financial,  LLC  for  300,000

Warrant Shares.

(1)  The  undersigned  hereby  elects  to  purchase  _______________  Warrant  Shares  of  the

Company  pursuant  to  the  terms  of  the  attached  Warrant  (only  if  exercised  in  full),  and  tenders  herewith payment  of  the  exercise  price  in  full,  together  with  all  applicable  transfer  taxes,  if  any.  Total  shares  of common stock to be issued:

.

(2)  Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ]  the  cancellation  of  such  number  of  Warrant  Shares  as  is  necessary,  in  accordance with  the  formula  set  forth  in  subsection  2(c),  to  exercise  this  Warrant  with  respect  to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)  Please  issue  a  certificate  or  certificates  representing  said  Warrant  Shares  in  the  name  of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4)     Accredited   Investor.     The   undersigned   is   an   “accredited   investor”   as   defined   in

Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Warrant Holder: ________________________________________________________________________

Signature of Authorized Signatory of Warrant Holder: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

Warrant – PRLX, T1, 2019-02-27

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:     _____________________________

Holder’s Address:

_____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:   The  signature  to  this  Assignment  Form  must  correspond  with  the  name  as  it  appears  on  the  face  of the  Warrant,  without  alteration  or  enlargement  or  any change  whatsoever,  and  must  be  guaranteed  by a  bank

or  trust  company.   Officers  of  corporations  and  those  acting  in  a  fiduciary  or  other  representative  capacity should file proper evidence of authority to assign the foregoing Warrant.

Warrant – PRLX, T1, 2019-02-27